UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018 (December 18, 2017)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District,

Shenzhen City, Guangdong Province, China

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2017, the Moxian, Inc. ("Moxian" or the "Company") entered into a Tripartite Agreement (the "Tripartite Agreement") with Zhang Guo Hui and Guan Fen Sheng (together the "Original Moyi Shareholders") and Liu Shu Juan and Yin Yi Jun (together the "New Moyi Shareholders") of Shenzhen Moyi Technologies Co. Ltd. ("Moyi") whereby the Company consented to the transfer of the equity interests of Moyi and all related rights, liabilities and obligations under the Moyi Agreements (as defined below) such that the new shareholders stand in place of the old shareholders in all aspects of the Moyi Agreements.

Moyi, which is owned solely by Chinese shareholders, has been granted an Internet Content Provider ("ICP") license. Businesses in China that are engaged in the business of Internet information services, including online advertisement and e-commerce services, are required to maintain an ICP license. Due to Chinese regulatory restrictions on foreign investments in the Internet sector, the Company and its subsidiary Moxian Shenzhen ("Moxian Shenzhen") entered into the Exclusive Business Cooperation Agreement, Share Pledge Agreement, the Power of Attorney and the Exclusive Option Agreement ("Moyi Agreements") with Moyi and the Original Moyi Shareholders on July 15, 2014.

Under the Moyi Agreements, Moyi is be treated as a variable interest entity in which the Company does not have direct or controlling equity interest but the historical financial results of such entity will be consolidated in the financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Due to the transfer of interests from the Original Moyi Shareholders to the New Moyi Shareholders, the Company's Board of Directors determined that it was appropriate to terminate such Moyi Agreements as the Original Moyi Agreements had executed and to execute substantially similar Moyi Agreements with the New Moyi Shareholders. Because the Exclusive Business Cooperation Agreement did not include the Original Moyi Shareholders as a party, it has not been terminated. The Share Pledge Agreement, Power of Attorney and Exclusive Option Agreement were officially terminated as to the Original Moyi Shareholders as of January 8, 2018 and new Share Pledge Agreement, Power of Attorney and Exclusive Option Agreement were entered into with the New Moyi Shareholders at the same date. The parties' intent throughout has been to maintain control of Moyi by Moxian Shenzhen and, by extension, the Company.

Exclusive Option Agreement. Pursuant to the Exclusive Option Agreement among Moxian Shenzhen, Moyi and the New Moyi Shareholders, Moxian Shenzhen or its designee has an exclusive option to purchase from the New Moyi Shareholders, to the extent permitted under the laws of the PRC, all or a portion of their equity interest in Moyi, on one or more occasions, at the price of RMB 10 (or approximately $1.62) per share, or such other price based on an appraisal if such appraisal is required by the laws of PRC. Moyi and the New Moyi Shareholders also agreed that, no person, other than Moxian Shenzhen and its designee, has the right to purchase any of the equity interest of Moyi. Moyi and the New Moyi Shareholders undertake not to effect major corporate changes, including, amending its articles of association or bylaws, changing its registered capital, declaring dividends, or enter into any major transaction in relation to Moyi, including, the transfer of any of its business, material assets, or equity interests to any third party, incurring debts other than in the ordinary course of business, executing any major contract, or making investments in or acquiring a third party, without the prior written approval of Moxian Shenzhen. The initial term of this agreement is 10 years, which may be renewed by Moxian Shenzhen in its sole discretion.

Equity Pledge Agreement. Pursuant to the Share Pledge Agreement among Moxian Shenzhen and the New Moyi Shareholders, the New Moyi Shareholders pledged all of their equity interests in Moyi to Moxian Shenzhen, to secure the performance of obligations by themselves and Moyi under the agreements described above. Under this agreement, the New Moyi Shareholders may not transfer or dispose of their equity interest in Moyi, without Moxian Shenzhen's prior written consent. The equity pledge agreement will be registered with the relevant office of the Administration for Industry and Commerce in China.

Power of Attorney. Pursuant to the Powers of Attorney, the New Moyi Shareholders respectively granted irrevocable authority to Moxian Shenzhen, to exercise all their rights as a shareholder of Moyi, including the right to attend and vote at shareholders' meetings and appoint directors. The New Moyi Shareholders also authorized Moxian Shenzhen to take necessary actions, on their behalf, to effect the transactions contemplated by the Equity Pledge Agreement and Exclusive Option Agreement. The New Moyi Shareholders agreed not to grant the same authority under the Powers of Attorney to any other person, without Moxian Shenzhen's prior written consent.

Item 1.02	Termination of a Material Definitive Agreement

The Registrant incorporates the discussion above in Item 1.01 in this Item 1.02.

Item 9.01	Exhibits

99.1	Tripartite Agreement by and among Moxian Shenzhen, Zhang Guo Hui, Guan Fen Sheng, Liu Shu Juan and Yin Yi Jun, dated December 18, 2017.

99.2	Share Pledge Agreement by and among Moxian Shenzhen, Liu Shu Juan and Yin Yi Jun, dated January 8, 2018

99.3	Powers of Attorney granted to Moxian Shenzhen by Liu Shu Juan (Exhibit 99.3.1) and Yin Yi Jun (Exhibit 99.3.2) dated January 8, 2018.

99.4	Exclusive Option Agreement by and among Moxian Shenzhen, Liu Shu Juan and Yin Yi Jun, dated January 8, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: January 8, 2018	By:	/s/ Hao Qing Hu
Name: Hao Qing Hu
Title: Chief Executive Officer